Exhibit 1.1

[ — ] Shares1

Gordmans Stores, Inc.

Common Stock

PURCHASE AGREEMENT

[ — ], 2010

PIPER JAFFRAY & CO.

As Representatives of the several

  Underwriters named in Schedule I hereto

c/o Piper Jaffray & Co.

800 Nicollet Mall

Minneapolis, Minnesota 55402

Ladies and Gentlemen:

Gordmans Stores, Inc., a Delaware corporation (the “Company”), and Sun Gordmans, LLC (the “Selling Stockholder”) severally propose to sell to the several Underwriters named in Schedule I hereto (the “Underwriters”) an aggregate of [ — ] shares (the “Firm Shares”) of Common Stock, $0.01 par value per share (the “Common Stock”), of the Company. The Firm Shares consist of [ — ] authorized but unissued shares of Common Stock to be issued and sold by the Company and [ — ] outstanding shares of Common Stock to be sold by the Selling Stockholder. The Selling Stockholder has also granted to the several Underwriters an option to purchase up to [ — ] additional shares of Common Stock on the terms and for the purposes set forth in Section 3 hereof (the “Option Shares”). The Firm Shares and any Option Shares purchased pursuant to this Purchase Agreement are herein collectively called the “Securities.”

The Company and the Selling Stockholder hereby confirm their agreement with respect to the sale of the Securities to the several Underwriters, for whom you are acting as representatives (the “Representatives”).

1. Registration Statement and Prospectus. A registration statement on Form S-1 (File No. 333-166436) (the “initial registration statement”) with respect to the Securities, including a preliminary form of prospectus, has been prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the “Act”), and the rules and regulations (“Rules and Regulations”) of the Securities and Exchange Commission (the “Commission”)

[1]	Plus an option to purchase up to [ — ] additional shares to cover over-allotments.

thereunder and has been filed with the Commission; one or more amendments to such registration statement have also been so prepared and have been, or will be, so filed; and, if the Company has elected to rely upon Rule 462(b) of the Rules and Regulations to increase the size of the offering registered under the Act, the Company will prepare and file with the Commission a registration statement with respect to such increase pursuant to Rule 462(b) (the “additional registration statement”). Copies of such registration statements and amendments and each related preliminary prospectus have been delivered to you.

If the Company has elected not to rely upon Rule 430A of the Rules and Regulations, the Company has prepared and will promptly file an amendment to the registration statement and an amended prospectus. If the Company has elected to rely upon Rule 430A of the Rules and Regulations, it will prepare and file a prospectus pursuant to Rule 424(b) of the Rules and Regulations that discloses the information previously omitted from the prospectus in reliance upon Rule 430A (“Rule 430A Information”). “Original Registration Statement” as of any time means the initial registration statement, in the form then filed with the Commission, including all amendments to the initial registration statement as of such time, all information contained in the additional registration statement (if any) and then deemed to be a part of the initial registration statement pursuant to the General Instructions of Form S-1 and all information (if any) included in a prospectus then deemed to be a part of the initial registration statement pursuant to Rule 430C of the Rules and Regulations or retroactively deemed to be a part of the initial registration statement pursuant to Rule 430A(b) of the Rules and Regulations. “Rule 462(b) Registration Statement” as of any time means the additional registration statement in the form then filed with the Commission, including the contents of the Original Registration Statement incorporated by reference therein and including all information (if any) included in a prospectus then deemed to be a part of the additional registration statement pursuant to Rule 430C or retroactively deemed to be a part of the additional registration statement pursuant to Rule 430A(b). “Registration Statement” as of any time means the Original Registration Statement and any Rule 462(b) Registration Statement as of such time. For purposes of the foregoing definitions, information contained in a form of prospectus that is deemed retroactively to be a part of the Registration Statement pursuant to Rule 430A shall be considered to be included in the Registration Statement as of the time specified in Rule 430A. For purposes of this Agreement, “Effective Time” with respect to the Original Registration Statement or the Rule 462(b) Registration Statement means the date and time as of which such Registration Statement was declared effective by the Commission or has become effective upon filing pursuant to Rule 462(b). “Registration Statement” without reference to a time means the Registration Statement as of its Effective Time. “Statutory Prospectus” as of any time means the prospectus included in the Registration Statement immediately prior to that time, including any information in a prospectus deemed to be a part thereof pursuant to Rule 430A or 430C. For purposes of the preceding sentence, information contained in a form of prospectus that is deemed retroactively to be a part of the Registration Statement pursuant to Rule 430A shall be considered to be included in the Statutory Prospectus as of the actual time that form of prospectus is filed with the Commission pursuant to Rule 424(b) and not retroactively. “Prospectus” means the Statutory Prospectus that discloses the public offering price and other final terms of the Securities and the offering and otherwise satisfies Section 10(a) of the Act. “Preliminary Prospectus” as of any time means any Statutory Prospectus included in the Registration Statement prior to the time it becomes or became effective under the Act and any prospectus that omits Rule 430A Information. All references in this

Agreement to the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement to any of the foregoing, shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, analysis and Retrieval System (“EDGAR”).

2. Representations and Warranties of the Company and the Selling Stockholder.

(a) The Company represents and warrants to, and agrees with, the several Underwriters as follows:

(i) No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission and each Preliminary Prospectus, at the time of filing thereof or the time of first use within the meaning of the Rules and Regulations, complied in all material respects with the requirements of the Act and the Rules and Regulations and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; except that the foregoing shall not apply to statements in or omissions from any Preliminary Prospectus in reliance upon, and in conformity with, written information furnished to the Company by you, or by any Underwriter through you, specifically for use in the preparation thereof, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 6(g).

(ii) As of the time any part of each of the Original Registration Statement and the 462(b) Registration Statement (or any post-effective amendment thereto) became effective and at all other subsequent times until expiration of the Prospectus Delivery Period (as hereinafter defined), upon the filing or first use within the meaning of the Rules and Regulations of the Prospectus (or any supplement to the Prospectus) and at all other subsequent times until expiration of the Prospectus Delivery Period and at the First Closing Date and Second Closing Date, (A) the Registration Statement and the Prospectus (in each case, as so amended and/or supplemented) conformed or will conform in all material respects to the requirements of the Act and the Rules and Regulations, (B) the Registration Statement (as so amended) did not or will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (C) the Prospectus (as so supplemented) did not or will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they are or were made, not misleading; except that each of the foregoing shall not apply to statements in or omissions from any such document in reliance upon, and in conformity with, written information furnished to the Company by you, or by any Underwriter through you, specifically for use in the preparation thereof, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 6(g). If the Registration Statement has been declared effective by the Commission, no stop order suspending the effectiveness of the Registration Statement has been issued, and no proceeding for that purpose has been initiated or, to the Company’s knowledge, threatened by the Commission.

(iii) Neither (A) the Issuer General Free Writing Prospectus(es) issued at or prior to the Time of Sale and set forth on Schedule II, the information on Schedule III, and the Statutory Prospectus, all considered together (collectively, the “Time of Sale Disclosure Package”), nor (B) any individual Issuer Limited-Use Free Writing Prospectus, when considered together with the Time of Sale Disclosure Package, includes or included as of the Time of Sale any untrue statement of a material fact or omit or omitted as of the Time of Sale to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding sentence does not apply to statements in or omissions from any Statutory Prospectus or any Issuer Free Writing Prospectus based upon and in conformity with written information furnished to the Company by you or by any Underwriter through you specifically for use therein; it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 6(g). As used in this paragraph and elsewhere in this Agreement:

(1) “Time of Sale” means [ — ]:00 **[a/p]m (Eastern time) on the date of this Agreement

(2) “Issuer Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433 under the Act, relating to the Securities that (A) is required to be filed with the Commission by the Company, or (B) is exempt from filing pursuant to Rule 433(d)(5)(i) under the Act because it contains a description of the Securities or of the offering that does not reflect the final terms or pursuant to Rule 433(d)(8)(ii) because it is a “bona fide electronic roadshow,” as defined in Rule 433 of the Rules and Regulations which is made available without restriction, in each case in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g) under the Act.

(3) “Issuer General Free Writing Prospectus” means any Issuer Free Writing Prospectus that is intended for general distribution to prospective investors, as evidenced by its being specified in Schedule II to this Agreement.

(4) “Issuer Limited-Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is not an Issuer General Free Writing Prospectus.

(iv)(A) Each Issuer Free Writing Prospectus, as of its issue date and at all subsequent times through the completion of the public offer and sale of the Securities or until any earlier date that the Company notified or notifies the Representatives as described in Section 4(a)(iii)(B), did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement, any

Statutory Prospectus or the Prospectus. The foregoing sentence does not apply to statements in or omissions from any Issuer Free Writing Prospectus based upon and in conformity with written information furnished to the Company by you or by any Underwriter through you specifically for use therein; it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 6(g).

(B)(1) At the time of filing the Registration Statement and (2) at the date hereof, the Company was not and is not an “ineligible issuer,” as defined in Rule 405 under the Act, including the Company or any subsidiary in the preceding three years not having been convicted of a felony or misdemeanor or having been made the subject of a judicial or administrative decree or order as described in Rule 405 (without taking account of any determination by the Commission pursuant to Rule 405 that it is not necessary that the Company be considered an ineligible issuer), nor an “excluded issuer” as defined in Rule 164 under the Act.

(C) Each Issuer Free Writing Prospectus satisfied, as of its issue date and at all subsequent times through the completion of the public offer and sale of the Securities, all other conditions to use thereof as set forth in Rules 164 and 433 under the Act.

(v) The financial statements of the Company, together with the related notes, set forth in the Registration Statement, the Time of Sale Disclosure Package and Prospectus comply in all material respects with the requirements of the Act and fairly present the financial condition of the Company and its consolidated subsidiaries as of the dates indicated and the results of operations and changes in cash flows for the periods therein specified in conformity with generally accepted accounting principles in the United States consistently applied throughout the periods involved; the supporting schedules included in the Registration Statement present fairly the information required to be stated therein; all non-GAAP financial information included in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus complies with the requirements of Regulation G and Item 10 of Regulation S-K under the Act; and, except as disclosed in the Time of Sale Disclosure Package and the Prospectus, there are no material off-balance sheet arrangements (as defined in Regulation S-K under the Act, Item 303(a)(4)(ii)) or any other relationships with unconsolidated entities or other persons, that may have a material current or, to the Company’s knowledge, material future effect on the Company’s financial condition, results of operations, liquidity, capital expenditures, capital resources or significant components of revenue or expenses. No other financial statements or schedules are required to be included in the Registration Statement, the Time of Sale Disclosure Package or the Prospectus. Grant Thornton LLP, which has expressed its opinion with respect to the financial statements and schedules filed as a part of the Registration Statement and included in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus, is (x) an independent public accounting firm within the meaning of the Act and the Rules and Regulations, (y) a registered public accounting firm (as defined in Section 2(a)(12) of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”)) and (z) not in violation of the auditor independence requirements of the Sarbanes-Oxley Act.

(vi) Each of the Company and its subsidiaries has been duly organized and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation. Each of the Company and its subsidiaries has full corporate power and authority to own its properties and conduct its business as currently being carried on and as described in the Registration Statement, the Time of Sale Disclosure Package and Prospectus, and is duly qualified to do business as a foreign corporation in good standing in each jurisdiction in which it owns or leases real property or in which the conduct of its business makes such qualification necessary and in which the failure to so qualify would have a material adverse effect upon the business, prospects, management, properties, operations, condition (financial or otherwise) or results of operations of the Company and its subsidiaries, taken as a whole (“Material Adverse Effect”).

(vii) Except as contemplated in the Time of Sale Disclosure Package and in the Prospectus, subsequent to the respective dates as of which information is given in the Time of Sale Disclosure Package, neither the Company nor any of its subsidiaries has incurred any material liabilities or obligations, direct or contingent, or entered into any material transactions, or declared or paid any dividends or made any distribution of any kind with respect to its capital stock; and there has not been any change in the capital stock (other than a change in the number of outstanding shares of Common Stock due to the issuance of shares upon the exercise of outstanding options or warrants), or any material change in the short-term or long-term debt, or any issuance of options, warrants, convertible securities or other rights to purchase the capital stock, of the Company or any of its subsidiaries, or any material adverse change in the general affairs, condition (financial or otherwise), business, prospects, management, properties, operations or results of operations of the Company and its subsidiaries, taken as a whole (“Material Adverse Change”) or any development which could reasonably be expected to result in any Material Adverse Change.

(viii) Except as set forth in the Time of Sale Disclosure Package and in the Prospectus, there is not pending or, to the knowledge of the Company, threatened or contemplated, any action, suit or proceeding (a) to which the Company or any of its subsidiaries is a party or (b) which has as the subject thereof any officer or director of the Company, any employee benefit plan sponsored by the Company or any property or assets owned or leased by the Company before or by any court or Governmental Authority (as defined below), or any arbitrator, which, individually or in the aggregate, might result in any Material Adverse Change, or would materially and adversely affect the ability of the Company to perform its obligations under this Agreement or which are otherwise material in the context of the sale of the Securities. There are no current or, to the knowledge of the Company, pending, legal, governmental or regulatory actions, suits or proceedings (x) to which the Company or any of its subsidiaries is subject or (y) which has as the subject thereof any officer or director of the Company, any employee plan sponsored by the Company or any property or assets owned or leased by the Company, that are required to be described in the Registration Statement, Time of Sale Disclosure Package and Prospectus by the Act or by the Rules and Regulations and that have not been so described.

(ix) There are no statutes, regulations, contracts or documents that are required to be described in the Registration Statement, in the Time of Sale Disclosure Package and in the Prospectus or required to be filed as exhibits to the Registration Statement by the Act or by the Rules and Regulations that have not been so described or filed.

(x) This Agreement has been duly authorized, executed and delivered by the Company, and constitutes a valid, legal and binding obligation of the Company, enforceable in accordance with its terms, except as rights to indemnity hereunder may be limited by federal or state securities laws and except as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity. The execution, delivery and performance of this Agreement and the consummation of the transactions herein contemplated will not (A) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, (B) result in any violation of the provisions of the Company’s charter or by-laws or (C) result in the violation of any law or statute or any judgment, order, rule, regulation or decree of any court or arbitrator or federal, state, local or foreign governmental agency or regulatory authority having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets (each, a “Governmental Authority”). No consent, approval, authorization or order of, or registration or filing with any Governmental Authority is required for the execution, delivery and performance of this Agreement or for the consummation of the transactions contemplated hereby, including the issuance or sale of the Securities by the Company, except such as may be required under the Act , the rules of the Financial Industry Regulatory Authority (“FINRA”) or state securities or blue sky laws; and the Company has full power and authority to enter into this Agreement and to consummate the transactions contemplated hereby, including the authorization, issuance and sale of the Securities as contemplated by this Agreement.

(xi) All of the issued and outstanding shares of capital stock of the Company, including the outstanding shares of Common Stock, are duly authorized and validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state and foreign securities laws, were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities that have not been waived in writing (a copy of which has been delivered to counsel to the Representatives), and the holders thereof are not subject to personal liability by reason of being such holders; the Securities which may be sold hereunder by the Company have been duly authorized and, when issued, delivered and paid for in accordance with the terms of this Agreement, will have been validly issued and will be fully paid and nonassessable, and the holders thereof will not be subject to personal liability by reason of being such holders; and the capital stock of the Company, including the Common Stock, conforms to the description thereof in the Registration Statement, in the Time of Sale Disclosure Package and in the Prospectus. Except as otherwise stated in the Registration Statement, in the Time of Sale Disclosure Package and in the Prospectus, there are no preemptive rights or other rights to subscribe for or to purchase, or any restriction upon the voting or transfer of, any shares of Common Stock pursuant to the Company’s charter, by-laws or any agreement or other instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound. Except as disclosed in the Registration Statement, in the Time of Sale Disclosure Package and in the Prospectus, neither the filing of the Registration Statement nor the offering or sale of the Securities as contemplated by this Agreement gives rise to any rights for or relating to the registration of any shares of Common Stock or other securities of the Company (collectively “Registration Rights”), and any person to whom the Company has granted Registration Rights has agreed not to exercise such rights until after expiration of the Lock-Up Period (as defined below). All of the issued and outstanding shares of capital stock of each of the Company’s subsidiaries have been duly and validly authorized and issued and are fully paid and nonassessable, and, except as otherwise described in the Registration Statement, in the Time of Sale Disclosure Package and in the Prospectus, the Company owns of record and beneficially, free and clear of any security interests, claims, liens, proxies, equities or other encumbrances, all of the issued and outstanding shares of such stock. Except as described in the Registration Statement, in the Time of Sale Disclosure Package and in the Prospectus, there are no options, warrants, agreements, contracts or other rights in existence to purchase or acquire from the Company or any subsidiary of the Company any shares of the capital stock of the Company or any subsidiary of the Company. The Company has an authorized and outstanding capitalization as set forth in the Registration Statement, in the Time of Sale Disclosure Package and in the Prospectus under the caption “Capitalization.” The Common Stock (including the Securities) conforms in all material respects to the description thereof contained in the Time of Sale Disclosure Package and the Prospectus. The description of the Company’s stock option, stock bonus and other stock plans or arrangements, and the options or other rights granted thereunder, set forth in the Time of Sale Disclosure Package and the Prospectus accurately and fairly presents the information required to be shown with respect to such plans, arrangements, options and rights.

(xii) The Company and each of its subsidiaries holds, and is operating in compliance in all material respects with, all franchises, grants, authorizations, licenses, permits, easements, consents, certificates and orders of any Governmental Authority or self-regulatory body required for the conduct of its business and all such franchises, grants, authorizations, licenses, permits, easements, consents, certifications and orders are valid and in full force and effect; and neither the Company nor any of its subsidiaries has received notice of any revocation or modification of any such franchise, grant, authorization, license, permit, easement, consent, certification or order or has reason to believe that any such franchise, grant, authorization, license, permit, easement, consent, certification or order will not be renewed in the ordinary course; and the Company and each of its subsidiaries is in compliance in all material respects with all applicable federal, state, local and foreign laws, regulations, orders and decrees.

(xiii) The Company and its subsidiaries have good and marketable title to all property (whether real or personal) described in the Registration Statement, in the Time of Sale Disclosure Package and in the Prospectus as being owned by them, in each case free and clear of all liens, claims, security interests, other encumbrances or defects except such as are described in the Registration Statement, in the Time of Sale Disclosure Package and in the Prospectus. The property held under lease by the Company and its subsidiaries is held by them under valid, subsisting and enforceable leases with only such exceptions with respect to any particular lease as do not interfere in any material respect with the conduct of the business of the Company or its subsidiaries.

(xiv) The Company and each of its subsidiaries owns, possesses, or can acquire on reasonable terms, all Intellectual Property necessary for the conduct of the Company’s and it subsidiaries’ business as now conducted or as described in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus to be conducted, except as such failure to own, possess, or acquire such rights would not result in a Material Adverse Effect. Furthermore, (A) to the knowledge of the Company, there is no infringement, misappropriation or violation by third parties of any such Intellectual Property, except as such infringement, misappropriation or violation would not result in a Material Adverse Effect; (B) there is no pending or, to the knowledge of the Company, threatened, action, suit, proceeding or claim by others challenging the Company’s or any of its subsidiaries’ rights in or to any such Intellectual Property, and the Company is unaware of any facts which would form a reasonable basis for any such claim; (C) the Intellectual Property owned by the Company and its subsidiaries, and to the knowledge of the Company, the Intellectual Property licensed to the Company and its subsidiaries, has not been adjudged invalid or unenforceable, in whole or in part, and there is no pending or threatened action, suit, proceeding or claim by others challenging the validity or scope of any such Intellectual Property, and the Company is unaware of any facts which would form a reasonable basis for any such claim; (D) there is no pending or threatened action, suit, proceeding or claim by others that the Company or any of its subsidiaries infringes, misappropriates or otherwise violates any Intellectual Property or other proprietary rights of others, neither the Company or any of its subsidiaries has received any written notice of such claim and the Company is unaware of any other fact which would form a reasonable basis for any such claim; and (E) to the Company’s knowledge, no employee of the Company or any of its subsidiaries is in or has ever been in violation of any term of any employment contract, patent disclosure agreement, invention assignment agreement, non-competition agreement, non-solicitation agreement, nondisclosure agreement or any restrictive covenant to or with a former employer where the basis of such violation relates to such employee’s employment with the Company nor any of its subsidiaries or actions undertaken by the employee while employed with the Company or any of its subsidiaries, except as such violation would not result in a Material Adverse Effect. “Intellectual Property” shall mean all patents, patent applications, trade and service marks, trade and service mark registrations, trade names, copyrights, licenses, inventions, trade secrets, domain names, technology, know-how and other intellectual property.

(xv) Neither the Company nor any of its subsidiaries is in violation of its respective charter, by-laws or other organizational documents, or in breach of or otherwise in default, and no event has occurred which, with notice or lapse of time or both, would constitute such a default in the performance of any material obligation, agreement or condition contained in any bond, debenture, note, indenture, loan agreement or any other material contract, lease or other instrument to which it is subject or by which any of them may be bound, or to which any of the material property or assets of the Company or any of its subsidiaries is subject.

(xvi) The Company and its subsidiaries have timely filed all federal, state, local and foreign income and franchise tax returns required to be filed and are not in default in the payment of any taxes which were payable pursuant to said returns or any assessments with respect thereto, other than any which the Company or any of its subsidiaries is contesting in good faith. There is no pending dispute with any taxing authority relating to any of such returns, and the Company has no knowledge of any proposed liability for any tax to be imposed upon the properties or assets of the Company for which there is not an adequate reserve reflected in the Company’s financial statements included in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus.

(xvii) The Company has not distributed and will not distribute any prospectus or other offering material in connection with the offering and sale of the Securities other than any Preliminary Prospectus, the Time of Sale Disclosure Package or the Prospectus or other materials permitted by the Act to be distributed by the Company; provided, however, that, except as set forth on Schedule II, the Company has not made and will not make any offer relating to the Securities that would constitute a “free writing prospectus” as defined in Rule 405 under the Act, except in accordance with the provisions of Section 4(a)(xix) of this Agreement.

(xviii) The Securities have been approved for listing on the [Nasdaq Global Select Market] upon official notice of issuance and, on the date the Original Registration Statement became effective, the Company’s Registration Statement on Form 8-A or other applicable form under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), became effective. Except as previously disclosed to counsel for the Underwriters or as set forth in the Time of Sale Disclosure Package and the Prospectus, there are no affiliations with members of the FINRA among the Company’s officers or directors or, to the knowledge of the Company, any five percent or greater stockholders of the Company or any beneficial owner of the Company’s unregistered equity securities that were acquired during the 180-day period immediately preceding the initial filing date of the Registration Statement.

(xix) Other than the subsidiaries of the Company listed in Exhibit 21 to the Registration Statement, the Company, directly or indirectly, owns no capital stock or other equity or ownership or proprietary interest in any corporation, partnership, association, trust or other entity.

(xx) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles in the United States and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Except as disclosed in the Registration Statement, in the Time of Sale Disclosure Package and in the Prospectus, the Company’s internal control over financial reporting is effective and none of the Company, its board of directors and audit committee is aware of any “significant deficiencies” or “material weaknesses” (each as defined by the Public Company Accounting Oversight Board) in its internal control over financial reporting, or any fraud, whether or not material, that involves management or other employees of the Company who have a significant role in the Company’s internal controls; and since the end of the latest audited fiscal year, there has been no change in the Company’s internal control over financial reporting (whether or not remediated) that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting. The Company’s board of directors has, subject to the exceptions, cure periods and the phase-in periods specified in the applicable stock exchange rules (“Exchange Rules”), validly appointed an audit committee to oversee internal accounting controls whose composition satisfies the applicable requirements of the Exchange Rules and the Company’s board of directors and/or the audit committee has adopted a charter that satisfies the requirements of the Exchange Rules.

(xxi) Other than as contemplated by this Agreement, the Company has not incurred any liability for any finder’s or broker’s fee or agent’s commission in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

(xxii) The Company carries, or is covered by, insurance from insurers with appropriately rated claims paying abilities in such amounts and covering such risks as is adequate for the conduct of its business and the value of its properties and as is customary for companies engaged in similar businesses in similar industries; all policies of insurance and any fidelity or surety bonds insuring the Company or any of its subsidiaries or its business, assets, employees, officers and directors are in full force and effect; the Company and its subsidiaries are in compliance with the terms of such policies and instruments in all material respects; there are no claims by the Company or any of its subsidiaries under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause; neither the Company nor any of its subsidiaries has been refused any insurance coverage sought or applied for; and neither the Company nor any of its subsidiaries has reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.

(xxiii) The Company is not and, after giving effect to the offering and sale of the Securities, will not be an “investment company,” as such term is defined in the Investment Company Act of 1940, as amended.

(xxiv) The Company is in compliance with all applicable provisions of the Sarbanes-Oxley Act and the rules and regulations of the Commission thereunder.

(xxv) The Company has established and maintains disclosure controls and procedures (as defined in Rules 13a-14 and 15d-14 under the Exchange Act) and such controls and procedures are effective in ensuring that material information relating to the Company, including its subsidiaries, is made known to the principal executive officer and the principal financial officer. The Company has utilized such controls and procedures in preparing and evaluating the disclosures in the Registration Statement, in the Time of Sale Disclosure Package and in the Prospectus.

(xxvi) Each of the Company, its subsidiaries, its affiliates and any of their respective officers, directors, supervisors, managers, agents, or employees, has not violated, its participation in the offering will not violate, and the Company has instituted and maintains policies and procedures designed to ensure continued compliance with, each of the following laws: (a) anti-bribery laws, including but not limited to, any applicable law, rule, or regulation of any locality, including but not limited to any law, rule, or regulation promulgated to implement the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, signed December 17, 1997, including the U.S. Foreign Corrupt Practices Act of 1977, as amended, or any other law, rule or regulation of similar purposes and scope, (b) anti-money laundering laws, including but not limited to, applicable federal, state, international, foreign or other laws, regulations or government guidance regarding anti-money laundering, including, without limitation, Title 18 US. Code section 1956 and 1957, the Patriot Act, the Bank Secrecy Act, and international anti-money laundering principles or procedures by an intergovernmental group or organization, such as the Financial Action Task Force on Money Laundering, of which the United States is a member and with which designation the United States representative to the group or organization continues to concur, all as amended, and any Executive order, directive, or regulation pursuant to the authority of any of the foregoing, or any orders or licenses issued thereunder or (c) laws and regulations imposing U.S. economic sanctions measures, including, but not limited to, the International Emergency Economic Powers Act, the Trading with the Enemy Act, the United Nations Participation Act and the Syria Accountability and Lebanese Sovereignty Act, all as amended, and any Executive Order, directive, or regulation pursuant to the authority of any of the foregoing, including the regulations of the United States Treasury Department set forth under 31 CFR, Subtitle B, Chapter V, as amended, or any orders or licenses issued thereunder.

(xxvii) Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any director, officer or employee of the Company or any of its subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury.

(xxviii) To the Company’s knowledge, no transaction has occurred between or among the Company and its subsidiaries, on the one hand, and any of the Company’s officers, directors or 5% stockholders or any affiliate or affiliates of any such officer, director or 5% stockholders that is required to be described that is not so described in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus. The Company has not, directly or indirectly, extended or maintained credit, or arranged for the extension of credit, or renewed an extension of credit, in the form of a personal loan to or for any of its directors or executive officers in violation of applicable laws, including Section 402 of the Sarbanes-Oxley Act.

(xxix) Except as disclosed in the Time of Disclosure Package and the Prospectus, neither the Company nor any of its subsidiaries is in violation of any statute, any rule, regulation, decision or order of any Governmental Authority or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, “Environmental Laws”), owns or operates any real property contaminated with any substance that is subject to any environmental laws, is liable for any off-site disposal or contamination pursuant to any environmental laws, or is subject to any claim relating to any environmental laws, which violation, contamination, liability or claim would individually or in the aggregate, have a Material Adverse Effect; and the Company is not aware of any pending investigation which might lead to such a claim.

(xxx) The Company and each of its subsidiaries (A) is in compliance, in all material respects, with any and all applicable foreign, federal, state and local laws, rules, regulations, treaties, statutes and codes promulgated by any and all governmental authorities (including pursuant to the Occupational Health and Safety Act) relating to the protection of human health and safety in the workplace (“Occupational Laws”); (B) has received all material permits, licenses or other approvals required of it under applicable Occupational Laws to conduct its business as currently conducted; and (C) is in compliance, in all material respects, with all terms and conditions of such permit, license or approval. No action, proceeding, revocation proceeding, writ, injunction or claim is pending or, to the Company’s knowledge, threatened against the Company or any of its subsidiaries relating to Occupational Laws, and the Company does not have knowledge of any facts, circumstances or developments relating to its operations or cost accounting practices that could reasonably be expected to form the basis for or give rise to such actions, suits, investigations or proceedings.

(xxxi) (i) To the knowledge of the Company, no “prohibited transaction” as defined under Section 406 of ERISA or Section 4975 of the Code and not exempt under ERISA Section 408 and the regulations and published interpretations thereunder has occurred with respect to any Employee Benefit Plan. At no time has the Company or any ERISA Affiliate maintained, sponsored, participated in, contributed to or has or had any liability or obligation in respect of any Employee Benefit Plan subject to Part 3 of Subtitle B of Title I of ERISA, Title IV of ERISA, or Section 412 of the Code or any “multiemployer plan” as defined in Section 3(37) of ERISA or any multiple employer plan for which the Company or any ERISA Affiliate has incurred or could incur liability under Section 4063 or 4064 of ERISA. No Employee Benefit Plan provides or promises, or at any time provided or promised, retiree health, life insurance, or other retiree welfare benefits except as may be required by the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended, or similar state law. Each Employee Benefit Plan is and has been operated in material compliance with its terms and all applicable laws, including but not limited to ERISA and the Code and, to the knowledge of the Company, no event has occurred (including a “reportable event” as such term is defined in Section 4043 of ERISA) and no condition exists that would subject the Company or any ERISA Affiliate to any material tax, fine, lien, penalty or liability imposed by ERISA, the Code or other applicable law. Each Employee Benefit Plan intended to be qualified under Code Section 401(a) is so qualified and has a favorable determination or opinion letter from the IRS upon which it can rely, and any such determination or opinion letter remains in effect and has not been revoked; to the knowledge of the Company, nothing has occurred since the date of any such determination or opinion letter that is reasonably likely to adversely affect such qualification; (ii) with respect to each Foreign Benefit Plan, such Foreign Benefit Plan (A) if intended to qualify for special tax treatment, meets, in all material respects, the requirements for such treatment, and (B) if required to be funded, is funded to the extent required by applicable law, and with respect to all other Foreign Benefit Plans, adequate reserves therefore have been established on the accounting statements of the applicable Company or subsidiary; (iii) the Company does not have any obligations under any collective bargaining agreement with any union and no organization efforts are underway with respect to Company employees. As used in this Agreement, “Code” means the Internal Revenue Code of 1986, as amended; “Employee Benefit Plan” means any “employee benefit plan” within the meaning of Section 3(3) of ERISA, including, without limitation, all stock purchase, stock option, stock-based severance, employment, change-in-control, medical, disability, fringe benefit, bonus, incentive, deferred compensation, employee loan and all other employee benefit plans, agreements, programs, policies or other arrangements, whether or not subject to ERISA, under which (A) any current or former employee, director or independent contractor of the Company or its subsidiaries has any present or future right to benefits and which are contributed to, sponsored by or maintained by the Company or any of its respective subsidiaries or (B) the Company or any of its subsidiaries has had or has any present or future obligation or liability; “ERISA” means the Employee Retirement Income Security Act of 1974, as amended; “ERISA Affiliate” means any member of the company’s controlled group as defined in Code Section 414(b), (c), (m) or (o); and “Foreign Benefit Plan” means any Employee Benefit Plan established, maintained or contributed to outside of the United States of America or which covers any employee working or residing outside of the United States.

(xxxii) Except as disclosed in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus, the Company has not granted rights to develop, manufacture, produce, assemble, distribute, license, market or sell its products to any other person and is not bound by any agreement that affects the exclusive right of the Company to develop, manufacture, produce, assemble, distribute, license, market or sell its products.

(xxxiii) No labor problem or dispute with the employees of the Company or any of its subsidiaries exists or is threatened or imminent, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its or its subsidiaries’ principal suppliers, contractors or customers, that could have a Material Adverse Effect.

(xxxiv) No subsidiary of the Company is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such subsidiary’s capital stock, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary’s property or assets to the Company or any other subsidiary of the Company, except as described in or contemplated by the Time of Sale Disclosure Package and the Prospectus.

(xxxv) Any third-party statistical and market-related data included in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus are based on or derived from sources that the Company believes to be reliable and accurate in all material respects.

(b) The Selling Stockholder represents and warrants to, and agrees with, the several Underwriters as follows:

(i) The Selling Stockholder is the record and beneficial owner of, and has, and on the First Closing Date and/or the Second Closing Date, as the case may be, will have, valid and marketable title to the Securities to be sold by the Selling Stockholder, free and clear of all security interests, claims, liens, restrictions on transferability, legends, proxies, equities or other encumbrances; and upon delivery of and payment for such Securities hereunder, the several Underwriters will acquire valid and marketable title thereto, free and clear of any security interests, claims, liens, restrictions on transferability, legends, proxies, equities or other encumbrances. The Selling Stockholder is selling the Securities to be sold by the Selling Stockholder for the Selling Stockholder’s own account and is not selling such Securities, directly or indirectly, for the benefit of the Company or any Underwriter, and no part of the proceeds of such sale received by the Selling Stockholder will inure, either directly or indirectly, to the benefit of the Company or any Underwriter other than as described in the Registration Statement, the Time of Sale Disclosure Package and Prospectus.

(ii) The Selling Stockholder has full right, power and authority to enter into a Letter of Transmittal and Custody Agreement (“Custody Agreement”), with **[full name of custodian], as Custodian (the “Custodian”); pursuant to the Custody Agreement the Selling Stockholder has placed in custody with the Custodian, for delivery under this Agreement, the certificates representing the Securities to be sold by the Selling Stockholder; such certificates represent validly issued, outstanding, fully paid and nonassessable shares of Common Stock; and such certificates were duly and properly endorsed in blank for transfer, or were accompanied by all documents duly and properly executed that are necessary to validate the transfer of title thereto, to the Underwriters, free of any legend, restriction on transferability, proxy, lien or claim, whatsoever.

(iii) The Selling Stockholder has the full right, power and authority to enter into an irrevocable power of attorney (a “Power of Attorney”) authorizing and directing [ — ] and [ — ], as attorneys-in-fact (the “Attorneys-in-Fact”), or either of them, to effect the sale and delivery of the Securities being sold by the Selling Stockholder, to enter into this Agreement and to take all such other action as may be necessary hereunder.

(iv) This Agreement, the Custody Agreement and the Power of Attorney have each been duly authorized, executed and delivered by or on behalf of the Selling Stockholder and each constitutes a valid and binding agreement of the Selling Stockholder, enforceable in accordance with its terms, except as rights to indemnity hereunder or thereunder may be limited by federal or state securities laws and except as such enforceability may be limited by bankruptcy, insolvency, reorganization or laws affecting the rights of creditors generally and subject to general principles of equity. The execution and delivery of this Agreement, the Custody Agreement and the Power of Attorney and the performance of the terms hereof and thereof and the consummation of the transactions herein and therein contemplated will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any agreement or instrument to which the Selling Stockholder is a party or by which the Selling Stockholder is bound, or any law, regulation, order or decree applicable to the Selling Stockholder; no consent, approval, authorization or order of, or filing with, any court or governmental agency or body is required for the execution, delivery and performance of this Agreement, the Custody Agreement and the Power of Attorney or for the consummation of the transactions contemplated hereby and thereby, including the sale of the Securities being sold by the Selling Stockholder, except such as may be required under the Act or state securities laws or blue sky laws.

(v) The Selling Stockholder does not have any registration or other similar rights to have any equity or debt securities registered for sale by the Company under the Registration Statement or included in the offering contemplated by this Agreement, except as described or incorporated by reference in the Registration Statement.

(vi) The Selling Stockholder has not distributed and will not distribute any prospectus or other offering material in connection with the offering and sale of the

Securities other than any Preliminary Prospectus, the Time of Sale Disclosure Package or the Prospectus or other materials permitted by the Act to be distributed by the Selling Stockholder; provided, however, that the Selling Stockholder has not made nor will make any offer relating to the Securities that would constitute a “free writing prospectus” as defined in Rule 405 under the Act except a Permitted Free Writing Prospectus authorized by the Company and the Underwriters for distribution in accordance with the provisions of Section 4(a)(xix) hereof.

(vii) As of the time any part of each of the Original Registration Statement and the 462(b) Registration Statement (or any post-effective amendment thereto) became effective and at all other subsequent times until expiration of the Prospectus Delivery Period, upon the filing or first use within the meaning of the Rules and Regulations of the Prospectus (or any supplement to the Prospectus) and at all other subsequent times until expiration of the Prospectus Delivery Period and at the First Closing Date and Second Closing Date, (A) the Registration Statement and the Prospectus (in each case, as so amended and/or supplemented) conformed or will conform in all material respects to the requirements of the Act and the Rules and Regulations, (B) the Registration Statement (as so amended) did not or will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (C) the Prospectus (as so supplemented) did not or will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they are or were made, not misleading. The preceding sentence (x) is to the knowledge of the Selling Stockholder and (y) does not apply to statements in or omissions from any such document based upon written information furnished to the Company by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information is that described as such in Section 6(g) hereof.

(viii) As of the Applicable Time, neither (i) the Time of Sale Disclosure Package nor (ii) any individual Limited Use Issuer Free Writing Prospectus, when considered together with the Time of Sale Disclosure Package, included any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding sentence (x) is to the knowledge of the Selling Stockholder and (y) does not apply to statements in or omissions from any such document based upon written information furnished to the Company by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information is that described as such in Section 6(g) hereof.

(ix) All written information concerning the Selling Stockholder furnished to the Company by the Selling Stockholder specifically for use in the Registration Statement or the Prospectus (any written information concerning the Selling Stockholder furnished to the Company by the Selling Stockholder specifically for such use being referred to as the “Selling Stockholder Information”) contained in any Issuer Free Writing

Prospectus, as of its issue date and at all subsequent times through the completion of the public offer and sale of the Securities or until any earlier date that the Selling Stockholder notified or notifies the Company and Piper Jaffray & Co. as described in the next sentence, did not, does not and will not include any information that conflicted, conflicts or will conflict with the information then contained in the Registration Statement. If at any time following issuance of an Issuer Free Writing Prospectus there occurred or occurs an event or development as a result of which the Selling Stockholder Information, if republished immediately following such event or development, conflicted or would conflict with the information then contained in the Registration Statement or as a result of which the Selling Stockholder Information would include any untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, the Selling Stockholder has promptly notified or will promptly notify the Company and Piper Jaffray & Co. and will provide the Company with all necessary information so as to correct such untrue statement or omission.

(x) The sale of the Securities by the Selling Stockholder pursuant to this Agreement is not prompted by any material information concerning the Company or any of its subsidiaries that is not set forth in the Time of Disclosure Package and Prospectus.

(xi) To the knowledge of the Selling Stockholder, the representations and warranties of the Company contained in paragraph (a) of this Section 2 are true and correct.

(c) Any certificate signed by any officer of the Company and delivered to you or to counsel for the Underwriters shall be deemed a representation and warranty by the Company to each Underwriter as to the matters covered thereby; any certificate signed by or on behalf of the Selling Stockholder as such and delivered to you or to counsel for the Underwriters shall be deemed a representation and warranty by the Selling Stockholder to each Underwriter as to the matters covered thereby.

3. Purchase, Sale and Delivery of Securities.

(a) On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to issue and sell [ — ] Firm Shares, and the Selling Stockholder agrees to sell [ — ] Firm Shares, to the several Underwriters, and each Underwriter agrees, severally and not jointly, to purchase from the Company and the Selling Stockholder the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I hereto. The purchase price for each Firm Share shall be $[ — ] per share. The obligation of each Underwriter to each of the Company and the Selling Stockholder shall be to purchase from each of the Company and the Selling Stockholder that number of Firm Shares (to be adjusted by the Representatives to avoid fractional shares) which represents the same proportion of the number of Firm Shares to be sold by each of the Company and the Selling Stockholder pursuant to this Agreement as the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I hereto represents to the total number of Firm Shares to be purchased by all Underwriters pursuant to this Agreement. In making this Agreement, each Underwriter is contracting severally and not jointly; except as provided in paragraph (c) of this Section 3 and in Section 8 hereof, the agreement of each Underwriter is to purchase only the respective number of Firm Shares specified in Schedule I.

The Firm Shares will be delivered by the Company and the Custodian to you for the accounts of the several Underwriters against payment of the purchase price therefor by wire transfer of same day funds payable to the order of the Company and the Custodian, as appropriate, at the offices of Piper Jaffray & Co., 800 Nicollet Mall, Minneapolis, Minnesota, or such other location as may be mutually acceptable, at 9:00 a.m. Central time on the third (or if the Securities are priced, as contemplated by Rule 15c6-1(c) under the Exchange Act, after 4:30 p.m. Eastern time, the fourth) full business day following the date hereof, or at such other time and date as you and the Company determine pursuant to Rule 15c6-1(a) under the Exchange Act, such time and date of delivery being herein referred to as the “First Closing Date.” If the Representatives so elect, delivery of the Firm Shares may be made by credit through full fast transfer to the accounts at The Depository Trust Company designated by the Representatives. Certificates representing the Firm Shares, in definitive form and in such denominations and registered in such names as you may request upon at least two business days’ prior notice to the Company and the Custodian, or evidence of their issuance, will be made available for checking at a reasonable time preceding the First Closing Date at the offices of Piper Jaffray & Co., Minneapolis, Minnesota, or such other location as may be mutually acceptable.

(b) On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Selling Stockholder hereby grants to the several Underwriters an option to purchase all or any portion of the Option Shares at the same purchase price as the Firm Shares, for use solely in covering any over-allotments made by the Underwriters in the sale and distribution of the Firm Shares. The option granted hereunder may be exercised in whole or in part at any time (but not more than once) within 30 days after the effective date of this Agreement upon notice (confirmed in writing) by the Representatives to the Selling Stockholder and to the Attorneys-in-Fact setting forth the aggregate number of Option Shares as to which the several Underwriters are exercising the option, the names and denominations in which the certificates for the Option Shares are to be registered and the date and time, as determined by you, when the Option Shares are to be delivered, such time and date being herein referred to as the “Second Closing” and “Second Closing Date”, respectively; provided, however, that the Second Closing Date shall not be earlier than the First Closing Date nor earlier than the second business day after the date on which the option shall have been exercised. The number of Option Shares to be purchased by each Underwriter shall be the same percentage of the total number of Option Shares to be purchased by the several Underwriters as the number of Firm Shares to be purchased by such Underwriter is of the total number of Firm Shares to be purchased by the several Underwriters, as adjusted by the Representatives in such manner as the Representatives deem advisable to avoid fractional shares. No Option Shares shall be sold and delivered unless the Firm Shares previously have been, or simultaneously are, sold and delivered.

The Option Shares will be delivered by the Custodian, to you for the accounts of the several Underwriters against payment of the purchase price therefor by wire transfer of same day funds payable to the order of the Custodian, at the offices of Piper Jaffray & Co., 800 Nicollet Mall, Minneapolis, Minnesota, or such other location as may be mutually acceptable at 9:00 a.m., Central time, on the Second Closing Date. If the Representatives so elect, delivery of the Option Shares may be made by credit through full fast transfer to the accounts at The Depository Trust Company designated by the Representatives. Certificates representing the Option Shares in definitive form and in such denominations and registered in such names as you have set forth in your notice of option exercise, or evidence of their issuance, will be made available for checking at a reasonable time preceding the Second Closing Date at the office of Piper Jaffray & Co., 800 Nicollet Mall, Minneapolis, Minnesota, or such other location as may be mutually acceptable.

(c) It is understood that you, individually and not as Representatives of the several Underwriters, may (but shall not be obligated to) make payment to the Company or the Selling Stockholder, on behalf of any Underwriter for the Securities to be purchased by such Underwriter. Any such payment by you shall not relieve any such Underwriter of any of its obligations hereunder. Nothing herein contained shall constitute any of the Underwriters an unincorporated association or partner with the Company or the Selling Stockholder.

4. Covenants.

(a) The Company covenants and agrees with the several Underwriters as follows:

(i) If the Original Registration Statement has not already been declared effective by the Commission, the Company will use its best efforts to cause the Original Registration Statement and any post-effective amendments thereto to become effective as promptly as possible; the Company will notify you promptly of the time when the Original Registration Statement or any post-effective amendment to the Original Registration Statement has become effective or any supplement to the Prospectus has been filed and of any request by the Commission for any amendment or supplement to the Original Registration Statement or Prospectus or additional information; if the Company has elected to rely on Rule 430A of the Rules and Regulations, the Company will prepare and file a Prospectus containing the information omitted therefrom pursuant to Rule 430A of the Rules and Regulations with the Commission within the time period required by, and otherwise in accordance with the provisions of, Rules 424(b) and 430A of the Rules and Regulations; if the Company has elected to rely upon Rule 462(b) of the Rules and Regulations to increase the size of the offering registered under the Act and the Rule 462(b) Registration Statement has not yet been filed and become effective, the Company will prepare and file the Rule 462 Registration Statement with the Commission within the time period required by, and otherwise in accordance with the provisions of, Rule 462(b) and the Act; the Company will prepare and file with the Commission, promptly upon your request, any amendments or supplements to the Registration Statement or Prospectus that, in your opinion, may be necessary or advisable in connection with the distribution of the Securities by the Underwriters; and the Company will furnish the Representatives and counsel for the Underwriters a copy of any proposed amendment or supplement to the Registration Statement or Prospectus and will not file any amendment or supplement to the Registration Statement or Prospectus to which you shall reasonably object by notice to the Company after having been furnished a copy a reasonable time prior to the filing.

(ii) The Company will advise you, promptly after it shall receive notice or obtain knowledge thereof, of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement, or any post-effective amendment thereto or preventing or suspending the use of any Preliminary Prospectus, the Time of Sale Disclosure Package, the Prospectus or any Issuer Free Writing Prospectus, of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceeding for any such purpose; and the Company will promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such a stop order should be issued. Additionally, the Company agrees that it shall comply with the provisions of Rules 424(b) and 430A, as applicable, under the Act and will use its reasonable efforts to confirm that any filings made by the Company under Rule 424(b), Rule 433 or Rule 462 were received in a timely manner by the Commission.

(iii)(A) Within the time during which a prospectus (assuming the absence of Rule 172) relating to the Securities is required to be delivered under the Act by any Underwriter or dealer, the Company will comply as far as it is able with all requirements imposed upon it by the Act, as now and hereafter amended, and by the Rules and Regulations, as from time to time in force, so far as necessary to permit the continuance of sales of or dealings in the Securities as contemplated by the provisions hereof , the Time of Sale Disclosure Package and the Prospectus. If during such period any event occurs as a result of which the Prospectus (or if the Prospectus is not yet available to prospective purchasers, the Time of Sale Disclosure Package) would include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances then existing, not misleading, or if during such period it is necessary to amend the Registration Statement or supplement the Prospectus (or if the Prospectus is not yet available to prospective investors, the Time of Sale Disclosure Package) to comply with the Act, the Company will promptly notify you and will amend the Registration Statement or supplement the Prospectus (or, if the Prospectus is not yet available to prospective purchasers, the Time of Sale Disclosure Package) (at the expense of the Company) so as to correct such statement or omission or effect such compliance.

(B) If at any time following issuance of an Issuer Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer Free Writing Prospectus conflicted or would conflict with the information contained in the Registration Statement, any Statutory Prospectus or the Prospectus relating to the Securities or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances prevailing at that subsequent time, not misleading, the Company has promptly notified or promptly will notify the Representatives and has promptly amended or will promptly amend or supplement, at its own expense, such Issuer Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission.

(iv) The Company shall take or cause to be taken all necessary action to qualify the Securities for sale under the securities laws of such jurisdictions as you reasonably designate and to continue such qualifications in effect so long as required for the distribution of the Securities, except that the Company shall not be required in connection therewith to qualify as a foreign corporation or to execute a general consent to service of process in any state.

(v) The Company will furnish, at its own expense, to the Underwriters and counsel for the Underwriters copies of the Registration Statement (three of which will be signed and will include all consents and exhibits filed therewith), and to the Underwriters and any dealer each Preliminary Prospectus, the Time of Sale Disclosure Package, the Prospectus, any Issuer Free Writing Prospectus and all amendments and supplements to such documents, in each case as soon as available and in such quantities as you may from time to time reasonably request.

(vi) During a period of five years commencing with the date hereof, the Company will furnish to the Representatives, and to each Underwriter who may so request in writing, copies of all periodic and special reports furnished tot the stockholders of the Company and all information, documents and reports filed with the Commission, the FINRA or any securities exchange (other than any such information, documents and reports that are filed with the Commission electronically via EDGAR or any successor system).

(vii) The Company will make generally available to its security holders as soon as practicable, but in no event later than 15 months after the end of the Company’s current fiscal quarter, an earnings statement (which need not be audited) covering a 12-month period beginning after the effective date of the Original Registration Statement (or if later the Rule 462(b) Registration Statement) that shall satisfy the provisions of Section 11(a) of the Act and Rule 158 of the Rules and Regulations.

(viii) The Company, whether or not the transactions contemplated hereunder are consummated or this Agreement is terminated, will pay or cause to be paid (A) all expenses (including transfer taxes allocated to the respective transferees) incurred in connection with the delivery to the Underwriters of the Securities, (B) all expenses and fees (including, without limitation, fees and expenses of the Company’s accountants and counsel and any separate counsel of the Selling Shareholder but, except as otherwise provided below, not including fees of the Underwriters’ counsel) in connection with the preparation, printing, filing, delivery, and shipping of the Registration Statement (including the financial statements therein and all amendments, schedules, and exhibits thereto), the Securities, each Preliminary Prospectus, the Time of Sale Disclosure Package, the Prospectus, any Issuer Free Writing Prospectus and any amendment thereof or supplement thereto, and the printing, delivery, and shipping of this Agreement and other underwriting documents, including Blue Sky Memoranda (covering the states and other applicable jurisdictions), (C) all filing fees and fees and disbursements of the Underwriters’ counsel incurred in connection with the qualification of the Securities for offering and sale by the Underwriters or by dealers under the securities or blue sky laws of the states and other jurisdictions which you shall designate, (D) the fees and expenses of the Custodian and any transfer agent or registrar, (E) the filing fees and fees and disbursements of Underwriters’ counsel incident to any required review and approval by FINRA of the terms of the sale of the Securities, (F) listing fees, if any, (G) the cost and expenses of the Company relating to investor presentations or any “roadshow” undertaken in connection with marketing of the Securities, and (H) all other costs and expenses of the Company and the Selling Stockholder incident to the performance of its obligations hereunder that are not otherwise specifically provided for herein. If this Agreement is terminated by the Representatives pursuant to Section 9 hereof or if the sale of the Securities provided for herein is not consummated by reason of any failure, refusal or inability on the part of the Company or the Selling Stockholder to perform any agreement on its part to be performed, or because any other condition of the Underwriters’ obligations hereunder required to be fulfilled by the Company or the Selling Stockholder is not fulfilled, the Company or the Selling Stockholder will reimburse the several Underwriters for all out-of-pocket disbursements (including but not limited to fees and disbursements of counsel, printing expenses, travel expenses, postage, facsimile and telephone charges) incurred by the Underwriters in connection with their investigation, preparing to market and marketing the Securities or in contemplation of performing their obligations hereunder.

(ix) The Company will apply the net proceeds from the sale of the Securities to be sold by it hereunder for the purposes set forth in the Time of Sale Disclosure Package and in the Prospectus and will file such reports with the Commission with respect to the sale of the Securities and the application of the proceeds therefrom as may be required in accordance with Rule 463 of the Rules and Regulations.

(x) The Company will not, without the prior written consent of Piper Jaffray & Co., from the date of execution of this Agreement and continuing to and including the date 180 days after the date of the Prospectus (the “Lock-Up Period”), (A) offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of, directly or indirectly, any shares of Stock or any securities convertible into or exercisable or exchangeable for Common Stock or (B) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (A) or (B) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise, except to the Underwriters pursuant to this Agreement. The Company agrees not to accelerate the vesting of any option or warrant or the lapse of any repurchase right prior to the expiration of the Lock-Up Period. If (1) during the last 17 days of the Lock-Up Period, (a) the Company issues an earnings release, (b) the Company publicly announces material news or (c) a material event relating to the Company occurs; or (2) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the Lock-Up Period, then the restrictions in this Agreement, unless otherwise waived by Piper Jaffray & Co. in writing, shall continue to apply until the expiration of the date that is 18 calendar days after the date on which (a) the Company issues the earnings release, (b) the Company publicly announces material news or (c) a material event relating to the Company occurs. The Company will provide the Representatives, any co-managers and each shareholder subject to the Lock-Up Agreement (as defined below) with prior notice of any such announcement that gives rise to the extension of the Lock-Up Period.

(xi) The Company has caused to be delivered to you prior to the date of this Agreement a letter, in the form of Exhibit A hereto (the “Lock-Up Agreement”), from each of the Company’s directors and officers. The Company will enforce the terms of each Lock-Up Agreement and issue stop-transfer instructions to the transfer agent for the Common Stock with respect to any transaction or contemplated transaction that would constitute a breach of or default under the applicable Lock-Up Agreement.

(xii) The Company has not taken and will not take, directly or indirectly, any action designed to or which might reasonably be expected to cause or result in, or which has constituted, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities, and has not effected any sales of Common Stock which are required to be disclosed in response to Item 701 of Regulation S-K under the Act which have not been so disclosed in the Registration Statement.

(xiii) The Company will not incur any liability for any finder’s or broker’s fee or agent’s commission in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

(xiv) The Company will file on a timely basis with the Commission such periodic and special reports as required by the Rules and Regulations.

(xv) The Company and its subsidiaries will maintain such controls and other procedures, including without limitation those required by Sections 302 and 906 of the Sarbanes-Oxley Act and the applicable regulations thereunder, that are designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms, including without limitation, controls and procedures designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is accumulated and communicated to the Company’s management, including its principal executive officer and its principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure, to ensure that material information relating to Company, including its subsidiaries, is made known to them by others within those entities.

(xvi) The Company and its subsidiaries will comply with all applicable provisions of the Sarbanes-Oxley Act.

(xvii) The Company represents and agrees that, unless it obtains the prior written consent of Piper Jaffray & Co., and each Underwriter severally represents and agrees that, unless it obtains the prior written consent of the Company and Piper Jaffray & Co., it has not made and will not make any offer relating to the Securities that would constitute an “issuer free writing prospectus,” as defined in Rule 433 under the Securities Act, or that would otherwise constitute a “free writing prospectus,” as defined in Rule 405 under the Act, required to be filed with the Commission; provided that the prior written consent of the parties hereto shall be deemed to have been given in respect of the free writing prospectuses included in Schedule II. Any such free writing prospectus consented to by the Company and Piper Jaffray & Co. is hereinafter referred to as a “Permitted Free Writing Prospectus.” The Company represents that it has treated or agrees that it will treat each Permitted Free Writing Prospectus as an “issuer free writing prospectus,” as defined in Rule 433, and has complied and will comply with the requirements of Rules 164 and 433 applicable to any Permitted Free Writing Prospectus, including timely Commission filing where required, legending and record keeping. The Company represents that it has satisfied and agrees that it will satisfy the conditions in Rule 433 to avoid a requirement to file with the Commission any electronic roadshow.

(b) The Selling Stockholder covenants and agrees with the several Underwriters as follows:

(i) The Selling Stockholder will pay all taxes, if any, on the transfer and sale, respectively, of the Securities being sold by the Selling Stockholder, the fees of the Selling Stockholder’s counsel, accountant or other adviser and the Selling Stockholder’s proportionate share (based upon the number of Securities being offered by the Selling Stockholder pursuant to the Registration Statement) of all costs and expenses (except for legal and accounting expenses and fees of any registrar and transfer agent) incurred by the Company pursuant to the provisions of Section 4(a)(viii) of this Agreement; provided, however, that the Selling Stockholder agrees to reimburse the Company for any reimbursement made by the Company to the Underwriters pursuant to Section 4(a)(viii) hereof to the extent such reimbursement resulted from the failure or refusal on the part of the Selling Stockholder to comply under the terms or fulfill any of the conditions of this Agreement.

(ii) If this Agreement shall be terminated by the Underwriters because of any failure, refusal or inability on the part of the Selling Stockholder to perform any agreement on the Selling Stockholder’s part to be performed, or because any other condition of the Underwriters’ obligations hereunder required to be fulfilled by the Selling Stockholder is not fulfilled, the Selling Stockholder agrees to reimburse the several Underwriters for all out-of-pocket disbursements (including fees and disbursements of counsel for the Underwriters) incurred by the Underwriters in connection with their investigation, preparing to market and marketing the Securities or in contemplation of performing their obligations hereunder. The Selling Stockholder shall not in any event be liable to any of the Underwriters for loss of anticipated profits from the transactions covered by this Agreement.

(iii) The Securities to be sold by the Selling Stockholder, represented by the certificates on deposit with the Custodian pursuant to the Custody Agreement of the Selling Stockholder, are subject to the interest of the several Underwriters; the arrangements made for such custody are, except as specifically provided in the Custody Agreement, irrevocable; and the obligations of the Selling Stockholder hereunder shall not be terminated, except as provided in this Agreement or in the Custody Agreement, by any act of the Selling Stockholder, by operation of law, whether by the liquidation, dissolution or merger of the Selling Stockholder, by the death of the Selling Stockholder, or by the occurrence of any other event. If the Selling Stockholder should liquidate, dissolve or be a party to a merger or if any other such event should occur before the delivery of the Securities hereunder, certificates for the Securities deposited with the Custodian shall be delivered by the Custodian in accordance with the terms and conditions of this Agreement as if such liquidation, dissolution, merger or other event had not occurred, whether or not the Custodian shall have received notice thereof.

(iv) The Selling Stockholder has delivered to you prior to the date of this Agreement a Lock-Up Agreement, in the form of Exhibit A hereto, executed by or on behalf of the Selling Stockholder and such agreement is in full force and effect.

(v) The Selling Stockholder has not taken and will not take, directly or indirectly, any action designed to or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities, and has not effected any sales of Common Stock which, if effected by the Company, would be required to be disclosed in response to Item 701 of Regulation S-K.

(vi) The Selling Stockholder shall immediately notify you if any event occurs, or of any change in the Selling Stockholder Information relating to the Selling Stockholder or the Company or any new information relating to the Company or relating to any matter stated in the Time of Sale Disclosure Package or in the Prospectus or any supplement thereto or any Issuer General Free-Writing Prospectus, which results in the Time of Sale Disclosure Package or in the Prospectus (as amended or supplemented) or any Issuer General Free-Writing Prospectus including an untrue statement of a material fact or omitting to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(vii) The Selling Stockholder shall deliver to the Custodian or the Representatives, as appropriate, prior to the First Closing Date, a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof).

5. Conditions of Underwriters’ Obligations. The obligations of the several Underwriters hereunder are subject to the accuracy, as of the date hereof and at each of the First Closing Date and the Second Closing Date (as if made at such Closing Date), of and compliance with all representations, warranties and agreements of the Company and the Selling Stockholder contained herein, to the performance by the Company and the Selling Stockholder of their respective obligations hereunder and to the following additional conditions:

(a) The Registration Statement shall have become effective not later than 5:00 p.m., Central time, on the date of this Agreement, or such later time and date as you, as Representatives of the several Underwriters, shall approve and all filings required by Rules 424, 430A and 433 of the Rules and Regulations shall have been timely made (without reliance on Rule 424(b)(8) or Rule 164(b)); no stop order suspending the effectiveness of the Registration Statement or any part thereof or any amendment thereof, nor suspending or preventing the use of the Time of Sale Disclosure Package, the Prospectus or any Issuer Free Writing Prospectus shall have been issued; no proceedings for the issuance of such an order shall have been initiated or threatened; and any request of the Commission for additional information (to be included in the Registration Statement, the Time of Sale Disclosure Package, the Prospectus, any Issuer Free Writing Prospectus or otherwise) shall have been complied with to your satisfaction.

(b) No Underwriter shall have advised the Company that (i) the Registration Statement or any amendment thereof or supplement thereto contains an untrue statement of a material fact which, in your opinion, is material or omits to state a material fact which, in your opinion, is required to be stated therein or necessary to make the statements therein not misleading, or (ii) the Time of Sale Disclosure Package or the Prospectus, or any amendment thereof or supplement thereto, or any Issuer Free Writing Prospectus contains an untrue statement of fact which, in your opinion, is material, or omits to state a fact which, in your opinion, is material and is required to be stated therein, or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading.

(c) Except as contemplated in the Time of Sale Disclosure Package and in the Prospectus, subsequent to the respective dates as of which information is given in the Time of Sale Disclosure Package and the Prospectus, neither the Company nor any of its subsidiaries shall have incurred any material liabilities or obligations, direct or contingent, or entered into any material transactions, or declared or paid any dividends or made any distribution of any kind with respect to its capital stock; and there shall not have been any change in the capital stock (other than a change in the number of outstanding shares of Common Stock due to the issuance of shares upon the exercise of outstanding options or warrants), or any material change in the short-term or long-term debt of the Company, or any issuance of options, warrants, convertible securities or other rights to purchase the capital stock of the Company or any of its subsidiaries, or any Material Adverse Change or any development involving a prospective Material Adverse Change (whether or not arising in the ordinary course of business), that, in your judgment, makes it impractical or inadvisable to offer or deliver the Securities on the terms and in the manner contemplated in the Time of Sale Disclosure Package and in the Prospectus.

(d) On or after the Time of Sale (i) no downgrading shall have occurred in the rating accorded the Company’s debt securities or preferred stock by any “nationally recognized statistical organization,” as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company’s debt securities or preferred stock;

(e) On each Closing Date, there shall have been furnished to you, as Representatives of the several Underwriters, the opinion of Kirkland & Ellis LLP, counsel for the Company, dated such Closing Date and addressed to you in substantially the form attached hereto as Exhibit B.

(f) On each Closing Date, there shall have been furnished to you, as Representatives of the several Underwriters, the opinion of [ — ], counsel for the Selling Stockholder, dated such Closing Date and addressed to you in substantially the form attached hereto as Exhibit C.

(g) On each Closing Date, there shall have been furnished to you, as Representatives of the several Underwriters, such opinion or opinions from Faegre & Benson LLP, counsel for the several Underwriters, dated such Closing Date and addressed to you, with respect to the formation of the Company, the validity of the Securities, the Registration Statement, the Time of Sale Disclosure Package or the Prospectus and other related matters as you reasonably may request, and such counsel shall have received such papers and information as they request to enable them to pass upon such matters.

(h) On each Closing Date you, as Representatives of the several Underwriters, shall have received a letter of Grant Thornton LLP, dated such date and addressed to you, confirming that it is an independent public accounting firm within the meaning of the Act and are in compliance with the applicable requirements relating to the qualifications of accountants under Rule 2-01 of Regulation S-X of the Commission, and stating, as of the date of such letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Time of Sale Disclosure Package, as of a date not prior to the date hereof or more than five days prior to the date of such letter), the conclusions and findings of said firm with respect to the financial information and other matters covered by its letter delivered to you concurrently with the execution of this Agreement, and the effect of the letter so to be delivered on such Closing Date shall be to confirm the conclusions and findings set forth in such prior letter.

(i) On each Closing Date, there shall have been furnished to you, as Representatives of the Underwriters, a certificate, dated such Closing Date and addressed to you, signed by the chief executive officer and by the chief financial officer of the Company, to the effect that:

(i) The representations and warranties of the Company in this Agreement are true and correct, in all material respects, as if made at and as of such Closing Date, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such Closing Date;

(ii) No stop order or other order suspending the effectiveness of the Registration Statement or any part thereof or any amendment thereof or the qualification of the Securities for offering or sale, nor suspending or preventing the use of the Time of Sale Disclosure Package, the Prospectus or any Issuer Free Writing Prospectus, has been issued, and no proceeding for that purpose has been instituted or, to the best of their knowledge, is contemplated by the Commission or any state or regulatory body; and

(iii) The signers of said certificate have carefully examined the Registration Statement, the Time of Sale Disclosure Package and the Prospectus, and any amendments thereof or supplements thereto, and (A) each part of the Registration Statement and the Prospectus, and any amendments thereof or supplements thereto contain, and contained when such part of the Registration Statement, or any amendment thereof, became effective, all statements and information required to be included therein, the Registration Statement, or any amendment thereof, does not contain and did not contain when such part of the Registration Statement, or any amendment thereof, became effective, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and the Prospectus, as amended or supplemented, does not include and did not include as of its date or the time of first use within the meaning of the Rules and Regulations, any untrue statement of material fact or omit to state and did not omit to state as of its date or the time of first use within the meaning of the rules and Regulations a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, (B) neither (1) the Time of Sale Disclosure Package nor (2) any individual Issuer Limited-Use Free Writing Prospectus, when considered together with the Time of Sale Disclosure Package, include, nor included as of the Time of Sale any untrue statement of a material fact or omits, or omitted as of the Time of Sale, to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, (C) since the Time of Sale there has occurred no event required to be set forth in an amended or supplemented prospectus which has not been so set forth, (D) subsequent to the respective dates as of which information is given in the Time of Sale Disclosure Package and in the Prospectus, neither the Company nor any of its subsidiaries has incurred any material liabilities or obligations, direct or contingent, or entered into any material transactions, not in the ordinary course of business, or declared or paid any dividends or made any distribution of any kind with respect to its capital stock, and except as disclosed in the Time of Sale Disclosure Package and in the Prospectus, there has not been any change in the capital stock (other than a change in the number of outstanding shares of Common Stock due to the issuance of shares upon the exercise of outstanding options or warrants), or any material change in the short-term or long-term debt, or any issuance of options, warrants, convertible securities or other rights to purchase the capital stock, of the Company, or any of its subsidiaries, or any other Material Adverse Change or any development which could reasonably be expected to result in any Material Adverse Change (whether or not arising in the ordinary course of business), and (E) except as stated in the Time of Sale Disclosure Package and in the Prospectus, there is not pending, or, to the knowledge of the Company, threatened or contemplated, any action, suit or proceeding to which the Company or any of its subsidiaries is a party before or by any court, Governmental Agency or any arbitrator, which could reasonably be expected to result in any Material Adverse Change.

(j) On each Closing Date, there shall have been furnished to you, as Representatives of the several Underwriters, a certificate or certificates, dated such Closing Date and addressed to you, signed by the Selling Stockholder or either of the Selling Stockholder’s Attorneys-in-Fact to the effect that the representations and warranties of the Selling Stockholder contained in this Agreement are true and correct as if made at and as of such Closing Date, and that the Selling Stockholder has complied with all the agreements and satisfied all the conditions on the Selling Stockholder’s part to be performed or satisfied at or prior to such Closing Date.

(k) The Underwriters shall have received all of the Lock-Up Agreements referenced in Section 4.

(l) The Company shall have furnished to you and counsel for the Underwriters such additional documents, certificates and evidence as you or they may have reasonably requested.

(m) FINRA shall have raised no objection to the fairness and reasonableness of the underwriting terms and arrangements.

(n) The Securities to be delivered on such Closing Date will have been approved for listing on the [Nasdaq Global Select Market], subject to official notice of issuance.

All such opinions, certificates, letters and other documents will be in compliance with the provisions hereof only if they are satisfactory in form and substance to you and counsel for the Underwriters. The Company will furnish you with such conformed copies of such opinions, certificates, letters and other documents as you shall reasonably request.

6. Indemnification and Contribution.

(a) The Company agrees to indemnify and hold harmless each Underwriter from and against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise (including in settlement of any litigation if such settlement is effected with the written consent of the Company), insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, including the 430A Information and any other information deemed to be a part of the Registration Statement at the time of effectiveness and at any subsequent time pursuant to the Rules and Regulations, if applicable, any Preliminary Prospectus, the Time of Sale Disclosure Package, the Prospectus, or any amendment or supplement thereto, any Issuer Free Writing Prospectus or in any materials or information provided to investors by, or with the approval of, the Company in connection with the marketing of the offering of the Common Stock (“Marketing Materials”), including any roadshow or investor presentations made to investors by the Company (whether in person or electronically), or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by it in connection with investigating or defending against such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, any Preliminary Prospectus, the Time of Sale Disclosure Package, the Prospectus, or any such amendment or supplement, any Issuer Free Writing Prospectus or in any Marketing Materials, in reliance upon and in conformity with written information furnished to the Company by you, or by any Underwriter through you, specifically for use in the preparation thereof; it being understood and agreed that the only information furnished by an Underwriter consists of the information described as such in Section 6(g).

(b) The Selling Stockholder agrees to indemnify and hold harmless each Underwriter from and against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise (including in settlement of any litigation if such settlement is effected with the written consent of the Selling Stockholder), insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, including the 430A Information and any other information deemed to be a part of the Registration Statement at the time of effectiveness and at any subsequent time pursuant to the Rules and Regulations, if applicable, any Preliminary Prospectus, the Time of Sale disclosure Package, the Prospectus, or any amendment or supplement thereto, any Issuer Free Writing Prospectus, or in any Marketing Materials, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by it in connection with investigating or defending against such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Selling Stockholder shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, any Preliminary Prospectus, the Time of Sale Disclosure Package, the Prospectus, or any such amendment or supplement, any Issuer Free Writing Prospectus or in any Marketing Materials, in reliance upon and in conformity with written information furnished to the Company by you, or by any Underwriter through you, specifically for use in the preparation thereof; it being understood and agreed that the only information furnished by an Underwriter consists of the information described as such in Section 6(g).

(c) Each Underwriter will, severally and not jointly, indemnify and hold harmless the Company and the Selling Stockholder from and against any losses, claims, damages or liabilities to which the Company and the Selling Stockholder may become subject, under the Act or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of such Underwriter), insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any Preliminary Prospectus, the Time of Sale Disclosure Package, the Prospectus, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, any Preliminary Prospectus, the Time of Sale Disclosure Package, the Prospectus, or any such amendment or supplement, or any Issuer Free Writing Prospectus in reliance upon and in conformity with written information furnished to the Company by you, or by such Underwriter through you, specifically for use in the preparation thereof (it being understood and agreed that the only information furnished by an Underwriter consists of the information described as such in Section 6(g)), and will reimburse the Company and the Selling Stockholder for any legal or other expenses reasonably incurred by the Company or the Selling Stockholder in connection with investigating or defending against any such loss, claim, damage, liability or action as such expenses are incurred.

(d) Promptly after receipt by an indemnified party under subsection (a), (b) or (c) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve the indemnifying party from any liability that it may have to any indemnified party except to the extent such indemnifying party has been materially prejudiced by such failure (through the forfeiture of substantive rights or defenses). In case any such action shall be brought against any indemnified party, and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in, and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of the indemnifying party’s election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that if, in the sole judgment of the Representatives, it is advisable for the Underwriters to be represented as a group by separate counsel, the Representatives shall have the right to employ a single counsel (in addition to local counsel) to represent the Representatives and all Underwriters who may be subject to liability arising from any claim in respect of which indemnity may be sought by the Underwriters under subsection (a) or (b) of this Section 6, in which event the reasonable fees and expenses of such separate counsel shall be borne by the indemnifying party or parties and reimbursed to the Underwriters as incurred. An indemnifying party shall not be obligated under any settlement agreement relating to any action under this Section 6 to which it has not agreed in writing. In addition, no indemnifying party shall, without the prior written consent of the indemnified party (which consent shall not be unreasonably withheld or delayed, effect any settlement of any pending or threatened proceeding unless such settlement includes an unconditional release of such indemnified party for all liability on claims that are the subject matter of such proceeding and does not include a statement as to, or an admission of, fault, culpability or a failure to act by or on behalf of an indemnified party.

(e) If the indemnification provided for in this Section 6 is unavailable or insufficient to hold harmless an indemnified party under subsection (a), (b) or (c) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a), (b) or (c) above, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholder on the one hand and the Underwriters on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Selling Stockholder on the one hand and the Underwriters on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholder on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company and Selling Stockholder bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Stockholder or the Underwriters and the parties’ relevant intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company, the Selling Stockholder and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (e) were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the first sentence of this subsection (e). The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending against any action or claim which is the subject of this subsection (e). Notwithstanding the provisions of this subsection (e), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations in this subsection (e) to contribute are several in proportion to their respective underwriting obligations and not joint.

(f) The obligations of the Company and the Selling Stockholder under this Section 6 shall be in addition to any liability which the Company and the Selling Stockholder may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 6 shall be in addition to any liability that the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each director of the Company (including any person who, with his consent, is named in the Registration Statement as about to become a director of the Company), to each officer of the Company who has signed the Registration Statement and to each person, if any, who controls the Company or the Selling Stockholder within the meaning of the Act.

(g) The Underwriters severally confirm and the Company and the Selling Stockholder acknowledge that the statements with respect to the public offering of the Securities by the Underwriters set forth in the [ — ] paragraphs under the caption “Underwriting” in the Time of Sale Disclosure Package and in the Prospectus are correct and constitute the only information concerning such Underwriters furnished in writing to the Company by or on behalf of the Underwriters specifically for inclusion in the Registration Statement, any Preliminary Prospectus, the Time of Sale Disclosure Package, the Prospectus or any Issuer Free Writing Prospectus.

7. Representations and Agreements to Survive Delivery. All representations, warranties, and agreements of the Company and the Selling Stockholder herein or in certificates delivered pursuant hereto, and the agreements of the several Underwriters, the Company and the Selling Stockholder contained in Section 6 hereof, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Underwriter or any controlling person thereof, or the Company or any of its officers, directors, or controlling persons, or the Selling Stockholder or any controlling person thereof, and shall survive delivery of, and payment for, the Securities to and by the Underwriters hereunder.

8. Substitution of Underwriters.

(a) If any Underwriter or Underwriters shall fail to take up and pay for the amount of Firm Shares agreed by such Underwriter or Underwriters to be purchased hereunder, upon tender of such Firm Shares in accordance with the terms hereof, and the amount of Firm Shares not purchased does not aggregate more than 10% of the total amount of Firm Shares set forth in Schedule I hereto, the remaining Underwriters shall be obligated to take up and pay for (in proportion to their respective underwriting obligations hereunder as set forth in Schedule I hereto except as may otherwise be determined by you) the Firm Shares that the withdrawing or defaulting Underwriters agreed but failed to purchase.

(b) If any Underwriter or Underwriters shall fail to take up and pay for the amount of Firm Shares agreed by such Underwriter or Underwriters to be purchased hereunder, upon tender of such Firm Shares in accordance with the terms hereof, and the amount of Firm Shares not purchased aggregates more than 10% of the total amount of Firm Shares set forth in Schedule I hereto, and arrangements satisfactory to you for the purchase of such Firm Shares by other persons are not made within 36 hours thereafter, this Agreement shall terminate. In the event of any such termination neither the Company nor the Selling Stockholder shall be under any liability to any Underwriter (except to the extent provided in Section 4(a)(viii), Section 4(b)(i), Section 4(b)(ii) and Section 6 hereof) nor shall any Underwriter (other than an Underwriter who shall have failed, otherwise than for some reason permitted under this Agreement, to purchase the amount of Firm Shares agreed by such Underwriter to be purchased hereunder) be under any liability to the Company or the Selling Stockholder (except to the extent provided in Section 6 hereof).

(c) If Firm Shares to which a default relates are to be purchased by the non-defaulting Underwriters or by any other party or parties, the Representatives or the Company shall have the right to postpone the First Closing Date for not more than seven business days in order that the necessary changes in the Registration Statement, in the Time of Sale Disclosure Package, in the Prospectus or in any other documents, as well as any other arrangements, may be effected. As used herein, the term “Underwriter” includes any person substituted for an Underwriter under this Section 8.

9. Termination.

(a) You, as Representatives of the several Underwriters, shall have the right to terminate this Agreement by giving notice to the Company and the Selling Shareholders as hereinafter specified at any time at or prior to the First Closing Date, and the option referred to in Section 3(b), if exercised, may be cancelled at any time prior to the Second Closing Date, if (i) the Company shall have failed, refused or been unable, at or prior to such Closing Date, to perform any agreement on its part to be performed hereunder, (ii) any other condition of the Underwriters’ obligations hereunder is not fulfilled, (iii) trading on the NASDAQ Stock Market, New York Stock Exchange or the American Stock Exchange shall have been wholly suspended, (iv) minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required, on the NASDAQ Stock Market, New York Stock Exchange or the American Stock Exchange, by such Exchange or by order of the Commission or any other Governmental Authority, (v) a banking moratorium shall have been declared by federal or state authorities, or (vi) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis that, in your judgment, is material and adverse and makes it impractical or inadvisable to proceed with the completion of the sale of and payment for the Securities. Any such termination shall be without liability of any party to any other party except that the provisions of Section 4(a)(viii), Section 4(b)(i), Section 4(b)(ii) and Section 6 hereof shall at all times be effective.

(b) If you elect to terminate this Agreement as provided in this Section, the Company and an Attorney-in-Fact, on behalf of the Selling Stockholder, shall be notified promptly by you by telephone, confirmed by letter.

10. Default by the Selling Stockholder or the Company. If the Selling Stockholder shall fail at the First Closing Date to sell and deliver the number of Securities which the Selling Stockholder is obligated to sell hereunder, then the Underwriters may at your option, by notice from you to the Company, either (a) terminate this Agreement without any liability on the part of any Underwriter or, except as provided in Section 4(a)(viii), Section 4(b)(i), Section 4(b)(ii) and Section 6 hereof, any non-defaulting party or (b) elect to purchase the Securities which the Company has agreed to sell hereunder.

In the event of a default by the Selling Stockholder as referred to in this Section, either you or the Company shall have the right to postpone the First Closing Date for a period not exceeding seven days in order to effect any required changes in the Registration Statement, in the Time of Sale Disclosure Package or in the Prospectus or in any other documents or arrangements.

If the Company shall fail at the First Closing Date to sell and deliver the number of Securities which it is obligated to sell hereunder, then this Agreement shall terminate without any liability on the part of any Underwriter or, except as provided in Section 4(a)(viii), Section 4(b)(i), Section 4(b)(ii) and Section 6 hereof, any non-defaulting party.

No action taken pursuant to this Section shall relieve the Company or the Selling Stockholder so defaulting from liability, if any, in respect of such default.

11. Notices. Except as otherwise provided herein, all communications hereunder shall be in writing and, if to the Underwriters, shall be mailed or delivered to the Representatives c/o Piper Jaffray & Co., 800 Nicollet Mall, Minneapolis, Minnesota 55402, except that notices given to an Underwriter pursuant to Section 6 hereof shall be sent to such Underwriter at the address stated in the Underwriters’ Questionnaire furnished by such Underwriter in connection with this offering; if to the Company, shall be mailed or delivered to it at 12100 West Center Road, Omaha, Nebraska 68144, Attention: Jeffrey J. Gordman; if to the Selling Stockholder, at the address of the Attorneys-in-Fact as set forth in the Power of Attorney, or in each case to such other address as the person to be notified may have requested in writing. Any party to this Agreement may change such address for notices by sending to the parties to this Agreement written notice of a new address for such purpose.

12. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns and the controlling persons, officers and directors referred to in Section 6. Nothing in this Agreement is intended or shall be construed to give to any other person, firm or corporation any legal or equitable remedy or claim under or in respect of this Agreement or any provision herein contained. The term “successors and assigns” as herein used shall not include any purchaser, as such purchaser, of any of the Securities from any of the several Underwriters.

13. Absence of Fiduciary Relationship. The Company and the Selling Stockholder acknowledge and agree that: (a) the Representatives have been retained solely to act as an underwriter in connection with the sale of the Securities and that no fiduciary, advisory or agency relationship between the Company or the Selling Stockholder and the Representatives has been created in respect of any of the transactions contemplated by this Agreement, irrespective of whether the Representatives have advised or are advising the Company or the Selling Stockholder on other matters; (b) the price and other terms of the Securities set forth in this Agreement were established by the Company and the Selling Stockholder following discussions and arms-length negotiations with the Representatives and the Company and the Selling Stockholder is capable of evaluating and understanding and understands and accepts the terms, risks and conditions of the transactions contemplated by this Agreement; (c) they have been advised that the Representatives and their affiliates are engaged in a broad range of transactions which may involve interests that differ from those of the Company and the Selling Stockholder and that the Representatives have no obligation to disclose such interest and transactions to the Company or the Selling Stockholder by virtue of any fiduciary, advisory or agency relationship; (d) they have been advised that the Representatives are acting, in respect of the transactions contemplated by this Agreement, solely for the benefit of the Representatives and the other Underwriters, and not on behalf of the Company or the Selling Stockholder; (e) each of the Company and the Selling Stockholder waives to the fullest extent permitted by law, any claims it may have against the Representatives for breach of fiduciary duty or alleged breach of fiduciary duty in respect of any of the transactions contemplated by this Agreement and agrees that the Representatives shall have no liability (whether direct or indirect) to the Company or the Selling Stockholder in respect of such a fiduciary duty claim on behalf of or in right of the Selling Stockholder or the Company, including stockholders, employees or creditors of the Company.

14. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

15. Counterparts. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original and all such counterparts shall together constitute one and the same instrument.

16. General Provisions. This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof. This Agreement may not be amended or modified unless in writing by all of the parties hereto, and no condition herein (express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit. The Section headings herein are for the convenience of the parties only and shall not affect the construction or interpretation of this Agreement.

[Signature Page Follows]

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Please sign and return to the Company the enclosed duplicates of this letter whereupon this letter will become a binding agreement between the Company, the Selling Stockholder and the several Underwriters in accordance with its terms.

Very truly yours,

GORDMANS STORES, INC.

By
Chief Executive Officer, President and Secretary

SELLING STOCKHOLDER

By
Attorney-in-Fact

Confirmed as of the date first

above mentioned, on behalf of

themselves and the other several

Underwriters named in Schedule I

hereto.

PIPER JAFFRAY & CO.

By
Managing Director

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SCHEDULE I

Underwriter	Number of Firm Shares (1)

Total

(1)	The Underwriters may purchase up to an additional [ — ] Option Shares, to the extent the option described in Section 3(b) of the Agreement is exercised, in the proportions and in the manner described in the Agreement.

SCHEDULE II

Issuer General Free Writing Prospectuses

SCHEDULE III

Pricing Information

EXHIBIT A

Form of Lock-Up Agreement

            , 2010

Gordmans Stores, Inc.

12100 West Center Road

Omaha, Nebraska 68144

Piper Jaffray & Co.

As Representative of the Several Underwriters

c/o	Piper Jaffray & Co.
U.S. Bancorp Center
800 Nicollet Mall, Suite 800
Minneapolis, Minnesota 55402

Dear Sirs:

As an inducement to the Underwriters (as defined below) to enter into an underwriting agreement (the “Underwriting Agreement”) among the Company (as defined below), Piper Jaffray & Co. as representative (the “Representative”) of the underwriters named therein (the “Underwriters”), pursuant to which an offering will be made that is intended to result in the establishment of a public market for the common stock, par value $0.01 per share (the “Securities”), of Gordmans Stores, Inc., and any successor (by merger or otherwise) thereto (the “Company”), the undersigned hereby agrees that during the period specified in the following paragraph (the “Lock-Up Period”), the undersigned will not offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any shares of Securities or securities convertible into or exchangeable or exercisable for any shares of Securities, enter into a transaction which would have the same effect, or enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of the Securities, whether any such aforementioned transaction is to be settled by delivery of the Securities or such other securities, in cash or otherwise, or publicly disclose the intention to make any such offer, sale, pledge or disposition, or to enter into any such transaction, swap, hedge or other arrangement, without, in each case, the prior written consent of the Representative. In addition, the undersigned agrees that, without the prior written consent of the Representative, it will not, during the Lock-Up Period, make any demand for, or exercise any right with respect to, the registration of any Securities or any security convertible into or exercisable or exchangeable for the Securities.

The initial Lock-Up Period will commence on the date of this Agreement and continue and include the date 180 days after the public offering date set forth on the final prospectus used to sell the Securities (the “Public Offering Date”) pursuant to the Underwriting Agreement; provided, however, that if (1) during the last 17 days of the initial Lock-Up Period, the Company releases earnings results or material news or a material event relating to the Company occurs or (2) prior to the expiration of the initial Lock-Up Period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the initial Lock-Up Period, then in each case the Lock-Up Period will be extended until the expiration of the 18-day period beginning on the date of release of the earnings results or material news or the occurrence of the material event, as applicable, unless the Representative waives, in writing, such extension.

The undersigned hereby acknowledges and agrees that written notice of any extension of the Lock-Up Period pursuant to the previous paragraph will be delivered by the Representative to the Company (in accordance with Section 10 of the Underwriting Agreement) and that any such notice properly delivered will be deemed to have been given to, and received by, the undersigned. The undersigned further agrees that, prior to engaging in any transaction or taking any other action that is subject to the terms of this Agreement during the period from the date of this Agreement to and including the 34th day following the expiration of the initial Lock-Up Period, it will give notice thereof to the Company and will not consummate such transaction or take any such action unless it has received written confirmation from the Company that the Lock-Up Period (as may have been extended pursuant to the previous paragraph) has expired.

Any Securities received upon exercise of options granted to the undersigned will also be subject to this Agreement. Any Securities sold by the undersigned pursuant to the Underwriting Agreement or acquired by the undersigned in the open market will not be subject to this Agreement.

Notwithstanding the foregoing, if the undersigned is a natural person, the undersigned may transfer the undersigned’s Securities during the Lock-Up Period: (1) to a family member or trust, (2) by will, revocable trust or similar instrument, or intestate succession upon the death of the undersigned, or (3) as a bona fide gift or gifts, provided that, in each case, such transfer shall not involve a disposition for value and no filing by any party (donor, donee, transferor or transferee) under the Securities Exchange Act of 1934 shall be made during the Lock-Up Period in connection with such transfer (except that a filing on Form 4 or Form 5 may be made, only if required by the Securities Exchange Act of 1934, during the Lock-Up Period in connection with such transfer if, in the case of clauses (1) and (3), the undersigned provides written notice to the Representative at least three business days prior to such proposed transfer) and provided further that in the case of clauses (1) and (3) above, the transferee agrees to be bound in writing by the terms of this Agreement prior to such transfer, or, in the case of clause (2) above, the transferee agrees to be bound in writing by the terms of this Agreement promptly after such transfer. For purposes of this paragraph, “family member” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin.

In addition, notwithstanding the foregoing, the undersigned may transfer the undersigned’s Securities during the Lock-Up Period (but only prior to the effectiveness of the registration statement on Form S-1 filed with the SEC in connection with the offering contemplated hereby) in connection with a merger or sale of the Company, regardless of how such a transaction is structured (it being further understood that this Agreement shall not restrict the undersigned from entering into any agreement or arrangement in connection therewith during such portion of the Lock-Up Period, including an agreement to vote in favor of any such transaction or take any other action in connection with any such transaction).

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In addition, notwithstanding the foregoing, if the undersigned is a corporation, partnership, limited liability company or other business entity, the undersigned may transfer the undersigned’s Securities during the Lock-Up Period: (1) to another corporation, partnership, limited liability company or other business entity so long as the transferee is an affiliate (as defined in Rule 405 under the Securities Act of 1933) of the undersigned or (2) as part of a distribution to shareholders, partners or members of, or owners of a similar equity interest in, the undersigned, as the case may be, provided that, with respect to any transfer contemplated by this paragraph, the transferee agrees to be bound in writing by the terms of this Agreement prior to such transfer, such transfer shall not involve a disposition for value and no filing by any party (donor, donee, transferor or transferee) under the Securities Exchange Act of 1934 shall be made during the Lock-Up Period in connection with such transfer (except that a filing on Form 4 or Form 5 may be made, only if required by the Securities Exchange Act of 1934, during the Lock-Up Period in connection with such transfer if the undersigned provides written notice to the Representative at least three business days prior to such proposed transfer).

In furtherance of the foregoing, the Company and its transfer agent and registrar are hereby authorized to decline to make any transfer of shares of Securities if such transfer would constitute a violation or breach of this Agreement.

This Agreement shall be binding on the undersigned and the successors, heirs, personal representatives and assigns of the undersigned. This Agreement shall lapse and become null and void upon the earliest to occur of (a) April 30, 2008, if the Public Offering Date shall not have occurred on or before that date or (b) termination of the Underwriting Agreement before the sale of any of the Securities to the Underwriters. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

Very truly yours,

[ ]
[ ]

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EXHIBIT B

Form of Company Counsel Opinion

(i) Each of the Company and its subsidiaries has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation. Each of the Company and its subsidiaries has full corporate power and authority to own its properties and conduct its business as currently being carried on and as described in the Registration Statement, in the Time of Sale Disclosure Package and in the Prospectus, and is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction listed in a schedule to such counsel’s opinion.

(ii) The capital stock of the Company conforms as to legal matters to the description thereof contained in the Time of Sale Disclosure Package and in the Prospectus under the caption “Description of Capital Stock.”

(iii) All of the issued and outstanding shares of the capital stock of the Company has been duly authorized and validly issued and is fully paid and nonassessable, and the holders thereof are not subject to personal liability by reason of being such holders.

(iv) The Securities to be issued and sold by the Company hereunder have been duly authorized and, when issued, delivered and paid for in accordance with the terms of the Agreement, will have been validly issued and will be fully paid and nonassessable, and the holders thereof will not be subject to personal liability by reason of being such holders. Except as otherwise stated in the Registration Statement, in the Time of Sale Disclosure Package and in the Prospectus, there are no preemptive rights or other rights to subscribe for or to purchase, or any restriction upon the voting or transfer of, any shares of Common Stock pursuant to the Company’s charter, by-laws or any agreement or other instrument known to such counsel to which the Company is a party or by which the Company is bound. To such counsel’s knowledge, neither the filing of the Registration Statement nor the offering or sale of the Securities as contemplated by the Agreement gives rise to any rights for or relating to the registration of any shares of Common Stock or other securities of the Company.

(v) All of the issued and outstanding shares of capital stock of each of the Company’s subsidiaries has been duly and validly authorized and issued and is fully paid and nonassessable, and, to such counsel’s knowledge, except as otherwise described in the Registration Statement, in the Time of Sale Disclosure Package and in the Prospectus, the Company owns of record and beneficially, free and clear of any security interests, claims, liens, proxies, equities or other encumbrances, all of the issued and outstanding shares of such stock. To such counsel’s knowledge, except as described in the Registration Statement, in the Time of Sale Disclosure Package and in the Prospectus, there are no options, warrants, agreements, contracts or other rights in existence to purchase or acquire from the Company or any subsidiary any shares of the capital stock of the Company or any subsidiary of the Company.

(vi) The Registration Statement has become effective under the Act and, to such counsel’s knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been instituted or, to the knowledge of such counsel, threatened by the Commission.

(vii) The descriptions in the Registration Statement, in the Time of Sale Disclosure Package and in the Prospectus of statutes, regulations, legal and governmental proceedings, contracts and other documents are accurate and fairly present the information required to be shown; and such counsel does not know of any statutes, regulations, legal or governmental proceedings or contracts or other documents required to be described in the Time of Sale Disclosure Package or in the Prospectus or included as exhibits to the Registration Statement that are not described or included as required.

(viii) The Company has full corporate power and authority to enter into the Agreement, and the Agreement has been duly authorized, executed and delivered by the Company.

(ix) The execution, delivery and performance of the Agreement and the consummation of the transactions herein contemplated will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, rule or regulation, any agreement or instrument known to such counsel to which the Company is a party or by which it is bound or to which any of its property is subject, the Company’s charter or by-laws, or any order or decree known to such counsel of any court or Governmental Agency having jurisdiction over the Company or any of its respective properties.

(x) No consent, approval, authorization or order of, or filing with, any court or Governmental Agency or body is required for the execution, delivery and performance of the Agreement or for the consummation of the transactions contemplated hereby, including the issuance or sale of the Securities by the Company, except such as may be required under the Act or state securities laws.

(xi) The Registration Statement, the Statutory Prospectus included in the Time of Sale Disclosure Package and the Prospectus, and any amendment thereof or supplement thereto, comply, and as of their respective effective or issue dates (including without limitation each deemed effective date with respect to the Underwriters pursuant to the Rules and Regulations) complied, as to form in all material respects with the requirements of the Act and the Rules and Regulations.

In addition, such counsel shall include a statement to the effect that on the basis of conferences with officers and other representatives of the Company, representatives of the Underwriters and representatives of the independent accountants for the Company, examination of documents referred to in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus and such other procedures as such counsel deemed appropriate, but without independent review or verification and without assuming responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus (except as otherwise set forth in its opinion), nothing has come to the

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attention of such counsel that causes such counsel to believe that (a) any part of the Registration Statement or any amendment thereof (including any 430A Information omitted from the Registration Statement at the time the Registration Statement became effective but that is deemed to be part of and included in the Registration Statement pursuant to Rule 430A), when such part became effective (including each deemed effective date with respect to the Underwriters pursuant to the Rules and Regulations) and as of such Closing Date, contained or contains any untrue statement of a material fact or omitted or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading or (b) that the documents specified in a schedule to such counsel’s letter, consisting of those included in the Time of Sale Disclosure Package as of the Time of Sale and as of such Closing Date, included or includes any untrue statement of material fact or omitted or omits to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; or (c) that the Prospectus (as of its issue date and as of such Closing Date), as amended or supplemented, included or includes any untrue statement of material fact or omitted or omits to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; it being understood that such counsel need express no belief as to the financial statements or other financial data included in any of the documents mentioned in this paragraph.

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EXHIBIT C

Form of Selling Stockholder Counsel Opinion

(i) Upon payment by the Underwriters of the purchase price for the Securities to be sold by the Selling Stockholder in accordance with the Agreement, delivery in the State of New York of security certificates for the Securities, as directed by the Underwriters, endorsed to Cede & Co. or such other nominee as may be designated by DTC, or in blank, by an effective endorsement, registration of transfer of the Securities in the stock registry of the Company in the name of Cede & Co. or such other nominee and the crediting of the Securities on the books of DTC to securities accounts of the Underwriters, and, assuming that neither DTC nor any such Underwriter has notice of any adverse claim to the Securities within the meaning of Section 8-105 of the Uniform Commercial Code (the “UCC”), (a) DTC will be a “protected purchaser” of the Securities within the meaning of Section 8-303 of the UCC, (b) under Section 8-501 of the UCC, the Underwriters will acquire a security entitlement in respect of the Securities, and (c) the delivery of stock certificate(s) representing the Securities will transfer to the Underwriters all rights of the Selling Stockholder in such Securities free and clear of any “adverse claim” (within the meaning of Section 8-102 of the UCC). With respect to the opinion of such counsel set forth in the preceding sentence, such counsel may assume that DTC is a “clearing corporation” within the meaning of Section 8-102 of the UCC and that DTC’s jurisdiction for purposes of Section 8-110 of the UCC is the State of New York.

(ii) The Selling Stockholder has the power and authority to enter into the Custody Agreement, the Power of Attorney and the Agreement and to perform and discharge the Selling Stockholder’s obligations thereunder and hereunder; and the Agreement, the Custody Agreements and the Power of Attorney have been duly and validly authorized, executed and delivered by (or by the Attorneys-in-Fact, or either of them, on behalf of) the Selling Stockholder and are valid and binding agreements of the Selling Stockholder, enforceable in accordance with their respective terms (except as rights to indemnity hereunder or thereunder may be limited by federal or state securities laws and except as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally and subject to general principles of equity).

(iii) The execution and delivery of the Agreement, the Custody Agreement and the Power of Attorney and the performance of the terms hereof and thereof and the consummation of the transactions herein and therein contemplated will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, rule or regulation, or any agreement or instrument known to such counsel to which the Selling Stockholder is a party or by which the Selling Stockholder is bound or to which any of its property is subject, any the Selling Stockholder’s charter or by-laws, or any order or decree known to such counsel of any court or government agency or body having jurisdiction over the Selling Stockholder or any of its respective properties.

(iv) No consent, approval, authorization or order of, or filing with, any court or governmental agency or body is required for the execution, delivery and performance of the Agreement, the Custody Agreement and the Power of Attorney or for the consummation of the transactions contemplated hereby and thereby, including the sale of the Securities being sold by the Selling Stockholder, except such as may be required under the Act or state securities laws or blue sky laws.

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